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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                      SECTION 305(b)(2)             |__|

                                 ___________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                       13-5160382
(State of incorporation                        (I.R.S. employer
if not a U.S. national bank)                   identification no.)

One Wall Street, New York, N.Y.                10286
(Address of principal executive offices)       (Zip code)

                                 ____________

                             The FINOVA Group Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                       86-0695381
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

4800 North Scottsdale Road
Scottsdale, Arizona                            85251-7623
(Address of principal executive offices)       (Zip code)

                                 _____________

          7.5% Senior Secured Notes with Contingent Interest due 2016
                      (Title of the indenture securities)

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1.  General Iinformation. Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

---------------------------------------------
         Name                 Address
---------------------------------------------

    Superintendent of Banks of the State of    2 Rector Street, New York,
    New York                                   N.Y.  10006, and Albany, N.Y.
                                               12203

    Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                               N.Y.  10045

    Federal Deposit Insurance Corporation      Washington, D.C.  20429

    New York Clearing House Association        New York, New York 10005

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -2-
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                                   SIGNATURE



    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of June, 2001.


                                  THE BANK OF NEW YORK



                                  By: /s/ MING SHIANG
                                     -----------------------------------
                                    Name: MING SHIANG
                                    Title: VICE PRESIDENT
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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                            Dollar Amounts
ASSETS                                                                      In Thousands

Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and
  coin...........................................                            $ 3,083,720
 Interest-bearing balances.......................                              4,949,333
Securities:
 Held-to-maturity securities.....................                                740,315
 Available-for-sale securities...................                              5,328,981
Federal funds sold and Securities purchased                                    5,695,708
 under agreements to resell......................
Loans and lease financing receivables:
 Loans and leases, net of unearned
 income...............36,590,456
 LESS: Allowance for loan and
 lease losses............598,536
 LESS: Allocated transfer risk
 reserve........................12,575
 Loans and leases, net of unearned income,                                    35,979,345
  allowance, and reserve.........................
Trading Assets...................................                             11,912,448
Premises and fixed assets (including capitalized                                 763,241
 leases).........................................
Other real estate owned..........................                                  2,925
Investments in unconsolidated subsidiaries and                                   183,836
 associated companies............................
Customers' liability to this bank on acceptances                                 424,303
 outstanding.....................................
Intangible assets................................                              1,378,477
Other assets.....................................                              3,823,797
                                                                             -----------
Total assets.....................................                            $74,266,429
                                                                             ============

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

LIABILITIES
Deposits:
 In domestic offices.............................                            $28,328,548
 Noninterest-bearing...................12,637,384
 Interest-bearing......................15,691,164
 In foreign offices, Edge and Agreement                                       27,920,690
  subsidiaries, and IBFs.........................
 Noninterest-bearing......................470,130
 Interest-bearing......................27,450,560
Federal funds purchased and Securities sold                                    1,437,916
 under agreements to repurchase..................
Demand notes issued to the U.S.Treasury..........                                100,000
Trading liabilities..............................                              2,049,818
Other borrowed money:
 With remaining maturity of one year or less.....                              1,279,125
 With remaining maturity of more than one year                                         0
  through three years............................
 With remaining maturity of more than three years                                 31,080
Bank's liability on acceptances executed and                                     427,110
 outstanding.....................................
Subordinated notes and debentures................                              1,646,000
Other liabilities................................                              4,604,478
                                                                          --------------
Total liabilities................................                            $67,824,765
EQUITY CAPITAL                                                            ==============
Common stock.....................................                              1,135,285
Surplus..........................................                              1,008,775
Undivided profits and capital reserves...........                              4,308,492
Net unrealized holding gains (losses) on                                          27,768
 available-for-sale securities...................
Accumulated net gains (losses) on cash flow                                            0
 hedges
Cumulative foreign currency translation                                    (      38,656)
 adjustments.....................................                         --------------
Total equity capital.............................                              6,441,664
                                                                          --------------
Total liabilities and equity capital.............                            $74,266,429
                                                                          ==============

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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-
named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                       Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi   ]
Alan R. Griffith  ]                          Directors
Gerald L. Hassell ]

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